UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 14, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419

700 Universe Boulevard

Juno Beach, Florida 33408

(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange
7.375% Corporate Units	NEE.PRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on May 18, 2026, on May 15, 2026, NextEra Energy, Inc., a Florida corporation (NEE), WG Development Corp., a Virginia corporation and direct wholly owned subsidiary of NEE, CS Holdco, LLC, a Virginia limited liability company and direct wholly owned subsidiary of NEE, and Dominion Energy, Inc., a Virginia corporation (Dominion Energy), entered into an Agreement and Plan of Merger (the Merger Agreement). The purpose of this Current Report on Form 8-K is to provide an update related to the Merger Agreement.

On September 14, 2026, NEE and Dominion Energy issued a joint press release announcing an enhanced Virginia benefits package in connection with the Merger Agreement. The press release refers to an associated stakeholder presentation regarding matters addressed in the press release. Copies of the press release and stakeholder presentation are attached as Exhibit 99.1 and Exhibit 99.2 to this Report, respectively, and are incorporated by reference herein.

The information contained in Item 7.01 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing of NEE, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1	Joint Press Release dated September 14, 2026
99.2	Stakeholder Presentation dated September 14, 2026
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 14, 2026

NEXTERA ENERGY, INC.
(Registrant)

/s/ Charles E. Sieving
Charles E. Sieving
Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer